UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 23, 2012

CME GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the 2012 CME Group Inc. (the “Company”) Annual Meeting of Shareholders held on May 23, 2012, (the “Annual Meeting”) shareholders approved proposals to adopt amendments to the Company’s Omnibus Stock Plan and Employee Stock Purchase Plan. The amendments to the Omnibus Stock Plan include an extension of the term of the plan to June 30, 2022, the addition of new performance metrics and an amendment to the change of control provisions to provide that performance-based awards granted following the amendment shall vest in the event of a change of control at the greater of (i) actual performance at the time of the change of control or (ii) the target level. The amendments to the Employee Stock Purchase Plan increased the number of available shares from 40,000 to 100,000 and extended the expiration date to June 30, 2022.

The foregoing description is qualified in its entirety by reference to the copy of the Amended and Restated Omnibus Stock Plan and the Amended and Restated Employee Stock Purchase Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, shareholders approved a proposal to adopt amendments (the “Amended Charter”) to the Company’s Third Amended and Restated Certificate of Incorporation to (i) phase out the classification of the Company’s Board of Directors as of its 2014 Annual Meeting, such that each director will be elected to a one-year term beginning with the Company’s 2014 Annual Meeting and (ii) remove certain obsolete provisions contained in the Third Amended and Restated Certificate of Incorporation. Upon shareholder approval of this proposal, conforming amendments (the “Amended Bylaws”) to the Company’s Seventh Amended and Restated Bylaws became effective as well.

The foregoing description is qualified in its entirety by reference to the copy of the Amended Charter and Amended Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the close of business on March 28, 2012, the record date of the Annual Meeting, the Company had 66,465,050 shares of Class A and Class B common stock issued and outstanding. The holders of a total of 55,012,937 shares of Class A and Class B common stock were present at the Annual Meeting, either in person or by proxy, which total constituted approximately 83% of the issued and outstanding shares on the record date for the Annual Meeting.

The results of the proposals are as follows:

1.	The election of seven Equity Directors to serve until 2014 (elected by the Class A and Class B shareholders voting together as a single class):

Name	Votes For	Votes Withheld
Dennis H. Chookaszian	30,203,602	16,598,361
Larry G. Gerdes	41,955,704	4,846,259
Daniel R. Glickman	45,347,670	1,454,293
James E. Oliff	45,484,554	1,317,409
Edemir Pinto	45,276,612	1,525,351
Alex J. Pollock	42,636,508	4,165,455
William R. Shepard	41,988,834	4,813,129

There were a total of 8,210,974 broker non-votes in this proposal.

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2012 (ratified by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
50,623,354	4,128,568	261,015

3.	The approval, by advisory vote, of the compensation of the Company’s named executive officers (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
45,024,998	1,604,856	172,109

There were a total of 8,210,974 broker non-votes in this proposal.

4.	Approval of the Fourth Amended and Restated Certificate of Incorporation to eliminate classification of the Company’s Board of Directors as of the 2014 Annual Meeting(approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
46,307,699	342,342	151,922

There were a total of 8,210,974 broker non-votes in this proposal.

5.	Approval of the Amended and Restated Omnibus Stock Plan (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
43,703,392	2,969,433	129,138

There were a total of 8,210,974 broker non-votes in this proposal.

6.	Approval of the Amended and Restated Employee Stock Purchase Plan (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
45,879,641	797,990	124,332

There were a total of 8,210,974 broker non-votes in this proposal.

7.	Shareholder Proposal Regarding Proxy Access (failed to receive sufficient support from the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
17,699,882	28,937,468	164,613

There were a total of 8,210,974 broker non-votes in this proposal.

8.	The election of Class B Directors:

a.	The election of one Class B-1 Director to serve until 2014 from a slate of three nominees (elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
Jeffrey M. Bernacchi	157	46	114
Gary T. Lark	31	80	206
Gerard M. Shannon	106	61	150

b.	The election of one Class B-2 Director to serve until 2014 from a slate of three nominees (elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Yra G. Harris	72	95	221
Patrick J. Mulchrone	67	100	221
David J. Wescott	202	39	147

9.	The election of Class B Nominating Committees:

a.	The election of five members of the Class B-1 Nominating Committee to serve until 2013 from a slate of ten nominees (elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
William C. Bauman	127	30	155
Thomas A. Bentley	122	38	152
Michael J. Downs	122	38	152
Steven I. Freeman	50	68	194
Stephen F. French	87	54	171
John C. Garrity	150	27	135
Mark S. Kobilca	58	53	201
Brian J. Muno	115	38	159
Michael J. Small	86	41	185
Kenneth G. Zekich	57	54	201

b.	The election of five members of the Class B-3 Nominating Committee to serve until 2013 from a slate of ten nominees (elected by the Class B-3 shareholders) was deferred to June 13, 2012 at 12:00 p.m. at 20 South Wacker Drive, Chicago, Illinois.

Item 9.01. Financial Statements and Exhibits.

3.1	Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.

3.2	Eighth Amended and Restated Bylaws of CME Group Inc.

10.1	CME Group Inc. Amended and Restated Omnibus Stock Plan (amended and restated as of May 23, 2012)

10.2	Amended and Restated CME Group Inc. Employee Stock Purchase Plan (amended and restated as of May 23, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc. Registrant

Date: May 29, 2012	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary

Exhibit Index

3.1	Fourth Amended and Restated Certificate of Incorporation of CME Group Inc.

3.2	Eighth Amended and Restated Bylaws of CME Group Inc.

10.1	CME Group Inc. Amended and Restated Omnibus Stock Plan (amended and restated as of May 23, 2012)

10.2	Amended and Restated CME Group Inc. Employee Stock Purchase Plan (amended and restated as of May 23, 2012)